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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  ____________

                                OCTOBER 16, 1997
                                (Date of Report)


                               TYLER CORPORATION
           (Exact name of registrant as specified in its charter)

    DELAWARE                       1-10485                       75-2303920
 (State or other              (Commission File                (I.R.S. Employer
 jurisdiction of                   Number)                   Identification No.)
incorporation or
  organization)


                           3200 SAN JACINTO TOWER
                           2121 SAN JACINTO STREET
                              DALLAS, TX  75201
                  (Address of principal executive offices)

                               (214) 754-7800
                       (Registrant's telephone number,
                            including area code)



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ITEM 5.  OTHER EVENTS

         On October 8, 1997, Tyler Corporation ("Tyler") announced the signing of definitive agreements to acquire two companies -- Business Resources Corporation ("Business Resources") of Dallas, Texas, and The Software Group, Inc. (the "Software Group") of Plano, Texas. These transactions are subject to Tyler shareholder approval and customary regulatory approvals, including Hart-Scott-Rodino.

         Business Resources and the Software Group provide integrated information management services, systems, and outsourcing to approximately 200 county governments principally in the Southwest.

         The combined purchase price for these companies is 12 million shares of Tyler stock and $40 million of cash and debt assumption.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Exhibits

                         Exhibit
                         Number                              Exhibit
                         -------                             -------
                         10.25 Agreement and Plan of Merger Among Tyler Corporation, T1 Acquisition Corporation, Business Resources Corporation and William
                                    D. Oates dated October 8, 1997.

                         10.26 Agreement and Plan of Merger Among Tyler Corporation, T2 Acquisition Corporation, The Software Group, Inc., Brian B. Berry and Glenn A. Smith dated October 8, 1997.

                         20.01      Press Release dated October 8, 1997.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TYLER CORPORATION


                                       By:  /s/ David P. Tusa
                                            ------------------------------
                                            David P. Tusa,
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (principal financial officer)


                                       By:  /s/ Scott R. Creasman
                                            ------------------------------
                                            Scott R. Creasman,
                                            Vice President and Controller
                                            (principal accounting officer)

Date:    October 16, 1997

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                                      EXHIBIT INDEX

Exhibit
Number                                   Exhibit
-------                                  -------
10.25 Agreement and Plan of Merger Among Tyler Corporation, T1 Acquisition Corporation, Business Resources Corporation and William D. Oates dated October 8, 1997.

10.26 Agreement and Plan of Merger Among Tyler Corporation, T2 Acquisition Corporation, The Software Group, Inc., Brian B. Berry and Glenn A. Smith dated October 8, 1997.

20.01      Press Release dated October 8, 1997.